UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 13, 2008 (March 7, 2008)
FREMONT GENERAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 East Imperial Highway Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (714) 961-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On March 12, 2008, Fremont General Corporation (the “Company”) doing business primarily through its wholly-owned bank subsidiary, Fremont Investment & Loan (the “Bank”), announced today in a press release attached as Exhibit 99.1 hereto and incorporated herein by reference that Mr. Ronald J. Nicolas, Jr., Executive Vice President and Director of Corporate Development and formerly Executive Vice President and Chief Financial Officer of the Company and the Bank has separated from the Company and the Bank effective as of Friday, March 7, 2008.
Item 7.01 Regulation FD Disclosure
On March 12, 2008, the Company announced today in a press release attached as Exhibit 99.1 hereto and incorporated herein by reference that Mr. Alan W. Faigin, Senior Vice President, and formerly the Company’s Secretary, General Counsel and Chief Legal Officer, and Chief Legal Officer of the Bank and formerly interim President and Chief Executive Officer of the Bank, has separated from the Company effective March 12, 2008.
Item 8.01 Other Events
The Company announced today in a press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, that it will not be filing with the U.S. Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Annual Report”) by the end of the 15 day extension period, as previously anticipated in the Company’s filing on Form 12b-25, which was filed with the SEC on February 29, 2008. This further delay in filing the 2007 Annual Report is due to continuing ongoing reviews of the Company’s 2007 consolidated financial statements by the Company and its independent auditors, Squar, Milner, Peterson, Miranda & Williamson, LLP. Because the Company is not able to determine when it will be able to file its 2007 Annual Report with the SEC, it is also announcing the postponement of its Combined 2007 and 2008 Annual Meeting of Shareholders (the “Annual Meeting”), which was scheduled for April 16, 2008. The Company intends to hold the Annual Meeting as soon as it is able to do so and intends to communicate further with the New York Stock Exchange on this matter.
The Company also announced in a press release attached as Exhibit 99.1 hereto and incorporated herein by reference, that Mr. Mark E. Schaffer, Mr. Robert J. Shackleton, Mr. John C. Loring and Mr. Richard A. Sanchez were appointed as directors of the Bank’s Board of Directors, effective March 10, 2008. Each of Messrs. Schaffer, Shackleton, Loring and Sanchez also currently serves on the Company’s Board of Directors. The Bank previously applied to its bank regulators, the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Financial Institutions (“DFI”), for these new directors to serve on its Board of Directors. The Bank received the non-objection from the FDIC and DFI to seat Messrs. Schaffer, Shackleton, Loring and Sanchez as directors of the Bank, along with Mr. Barney R. Northcote, who will be appointed in the near future.
The new directors will be replacing Mr. Robert F. Lewis and Mr. Russell K. Mayerfeld who resigned as directors of the Bank, effective March 10, 2008. Mr. Thomas W. Hayes, who was not available for this meeting, also intends to resign and at such time Mr. Northcote is expected to be appointed. None of the resigning directors currently serve on the Company’s Board of Directors.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

Exhibit 99.1	Press Release issued by the Company, dated March 12, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT GENERAL CORPORATION
Date: March 13, 2008	By:	/s/ Richard A. Sanchez
		Name:	Richard A. Sanchez
		Title:	Executive Vice President and Chief Administrative Officer